File Number: 333-129005
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                   July 16, 2008




     Supplement to the December 31, 2007 Class A, Class B and Class C Shares
                Prospectus for Pioneer Select Research Value Fund

Effective July 16, 2008, the fund changed its name to Pioneer Research Value Fund. All references in the prospectus to "Select" in the fund's name are now hereby deleted.

Class B shares of the fund are not currently offered. However, the fund may offer Class B shares in the future.

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of the lead portfolio managers, Diego Franzin and John Peckham, assistant portfolio manager, Ashesh Savla, and a team of equity analysts that coordinate the fundamental research on companies provided by our global research department and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, senior vice president and Head of Global Quantitative Research, joined Pioneer in 1998. John Peckham, senior vice president and Head of Global Fundamental Research, joined Pioneer in 2002. Ashesh Savla, vice president, joined Pioneer in 2003.



                                                                   20291-02-0708
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC